Filed pursuant to Rule 497(a)(1)

File No. 333-166101

Rule 482ad

Hercules Technology Growth Capital, Inc. Raises Approximately

$62.5 Million in Gross Proceeds in a Public Offering

Palo Alto, Calif. – November 10, 2010 – Hercules Technology Growth Capital, Inc. (NASDAQ:HTGC) (“The Company”), the leading specialty finance company devoted to addressing the capital needs of venture capital and private equity-backed companies in the technology, clean technology, and life science industries at all stages of development announced that it has priced its public offering of 6,250,000 shares of its common stock at an offering price of $10.00 per share, raising $62.5 million of gross proceeds. Hercules also granted the underwriters an option to purchase up to an additional 937,500 shares of common stock to cover over-allotments, if any. The offering is subject to customary closing conditions and is expected to close on November 16, 2010.

The Company expects to use the net proceeds from the sale of the shares in the offering to fund additional growth through possible portfolio acquisitions, fund investments in debt and equity securities, fund the remaining $12.5 million of committed capital under its second SBA license, and for other general corporate purposes.

RBC Capital Markets, LLC, JMP Securities LLC and Stifel Nicolaus Weisel are the joint book-running managers of this offering and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, and Macquarie Capital (USA) Inc. are co-managers.

This offering may be made only by means of a preliminary prospectus and a related prospectus supplement. A copy of the prospectus for the offering may be obtained from: RBC Capital Markets, LLC, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, Attention: Equity Syndicate, (877) 822-4089; JMP Securities LLC, 600 Montgomery Street, 11th Floor, San Francisco, California, 94111 (Attention: Prospectus Department); Stifel Nicolaus Weisel, Equity Syndicate Department, 443-224-1988 or SyndicateOps@stifel.com, One South Street, 15th Floor, Baltimore, MD 21202; BB&T Capital Markets, 901 Byrd Street, Suite 410, Richmond, VA 23219, Attention: Equity Syndicate Department, 804-780-3283; Janney Montgomery Scott LLC, 60 State Street, 35th Floor, Boston, MA 02109 or by emailing prospectus@janney.com; or Macquarie Capital (USA) Inc., Attn: Prospectus Department, 125 West 55th St, 17th Floor, New York, NY 10019, or by calling +1.212.231.6112, or by e-mailing us.prospectus@macquarie.com.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of Hercules Technology Growth Capital before investing. The prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Hercules Technology Growth Capital and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation of sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

About Hercules Technology Growth Capital, Inc.:

Hercules Technology Growth Capital, Inc. is a NASDAQ traded specialty finance firm providing customized loans to public and private companies in the technology, clean technology, and life science industries, at all stages of development.

Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Hercules Technology Growth Capital, Inc.

Main, 650.289.3060 HT-HN

info@htgc.com

Sally Borg, 650.289.3066

sborg@htgc.com